UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 1, 2010

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 – 114th Avenue SE

BELLEVUE, WA 98004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Coinstar, Inc. (“Coinstar”) held on June 1, 2010 (the “2010 Annual Meeting”), Coinstar’s stockholders approved an amendment to the Coinstar, Inc. 1997 Amended and Restated Equity Incentive Plan (the “1997 Plan”) to increase the number of shares that can be issued as stock awards under the 1997 Plan by 1,000,000 shares, from 800,000 shares to 1,800,000 shares.

The Compensation Committee (the “Committee”) of Coinstar’s Board of Directors will continue to administer the 1997 Plan. Under the 1997 Plan, the Committee has the authority to, among other things, select eligible employees, directors and consultants of Coinstar or a related company to receive awards under the 1997 Plan and determine the types and terms and conditions of awards granted. Incentive and nonqualified stock options and stock awards may be granted under the 1997 Plan. Subject to adjustment for stock splits and similar events, a maximum of 8,717,274 shares is authorized for issuance under the 1997 Plan.

Coinstar’s Board of Directors may generally suspend, amend, or terminate the 1997 Plan at any time, but stockholder approval is required for any amendment that (i) materially increases the number of shares issuable under the 1997 Plan, (ii) materially modifies the requirements for participation in the 1997 Plan, (iii) otherwise materially amends the 1997 Plan to the extent stockholder approval is required by Nasdaq or applicable securities exchange listing requirements, or (iv) otherwise requires stockholder approval under any applicable law or regulation. The 1997 Plan will terminate on June 8, 2016, unless earlier terminated by Coinstar’s Board of Directors.

The foregoing does not purport to be a complete summary of the 1997 Plan and is qualified in its entirety by reference to the full text of the 1997 Plan, which was filed with the Securities and Exchange Commission on April 23, 2010 as Appendix A to Coinstar’s Definitive Proxy Statement on Schedule 14A for the 2010 Annual Meeting.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2010 Annual Meeting, held on June 1, 2010, Coinstar’s stockholders voted on the following matters with the following results:

1. Election of two directors to the Coinstar Board of Directors to serve until the 2013 Annual Meeting of Stockholders.

	For	Against	Abstain	Broker Non-Votes
Arik A. Ahitov	26,094,980	184,943	14,895	1,976,769
Ronald B. Woodard	25,509,345	778,035	7,438	1,976,769

2. To approve an amendment to increase the authorized common stock of Coinstar by 15,000,000 shares, from 45,000,000 shares to 60,000,000 shares.

For	Against	Abstain
26,135,175	2,107,048	29,364

3. To approve an amendment to the 1997 Plan to increase the number of shares that can be issued as stock awards under the 1997 Plan by 1,000,000 shares, from 800,000 shares to 1,800,000 shares.

For	Against	Abstain	Broker Non-Votes
25,528,987	739,246	26,585	1,976,769

4. To ratify the appointment of KPMG LLP as independent registered public accounting firm of Coinstar for the fiscal year ending December 31, 2010.

For	Against	Abstain
27,286,960	974,592	10,035

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Coinstar, Inc. 1997 Amended and Restated Equity Incentive Plan (incorporated by reference to Appendix A to Coinstar’s Definitive Proxy Statement filed on April 23, 2010)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

	By:	/S/ DONALD R. RENCH
Date: June 3, 2010		Donald R. Rench
General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Coinstar, Inc. 1997 Amended and Restated Equity Incentive Plan (incorporated by reference to Appendix A to Coinstar’s Definitive Proxy Statement filed on April 23, 2010)

5